REKOR®

INTELLIGENCE DRIVEN INNOVATION

DECEMBER 2021

Company Disclosure Statement

This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute "forward- looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions.

You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Rekor Systems, Inc., and/or its subsidiaries and affiliates (collectively, "Rekor"), used herein are trademarks, service marks, or registered trademarks of Rekor. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Use of Projections

This presentation contains projected financial information with respect to Rekor. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Rekor's independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation.

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in future filings made by Rekor with the SEC.



ABOUT REKOR

Our mission

Drive the world to be safer, smarter, and more efficient.

ABOUT REKOR

Company overview

Rekor, a Nasdaq listed company (REKR), is transforming the ITS, public safety and transportation markets across the globe by providing purpose-built, real-time actionable solutions for intelligent infrastructure.


aws cloud innovation centers
NEVADA DOT
mastercard
COTA
HYUNDAI


REKOR


Bloomberg
DIGITAL TRENDS
cnet
engadget
WIRED

Empowering Solutions

Rekor's AI-powered solutions are bettering operations across countless high-profile agencies and businesses.

Growing Team

Headquartered in Columbia, MD with additional offices in Orlando, FL, Los Angeles, CA, and Tel Aviv, Israel.

Differentiated Technology

Recognized as a driving force in AI evolution, Rekor's technology has been featured by prominent news outlets.

Positioned strongly

From ideation to established player, Rekor is currently positioned to scale adoption and establish rapid growth.


2018
3.5
2019
5.5
2020
9.2
9M21
11.1
Technology Revenue (millions)


IDEATION
CONCEPTION
COMMITMENT
VALIDATION
SCALING
ESTABLISHMENT

Technology Development Phases

ABOUT REKOR

Global, expanding footprint



NORTH AMERICA



SOUTH AMERICA



EUROPE



ASIA / OCEANIA

Sources: Based on geographies that contain cities with pilot programs, contracts, and solution deployments of 10+ sensors

ABOUT REKOR

Powered by Rekor

Our technology empowers influential businesses, cities, and departments to effectively deal with evolving needs.

MARKET OPPORTUNITY

Emerging intelligent infrastructure market provides significant growth potential

- Global total addressable market is expected to grow to $148 billion by 2026*
- Emerging sector with strong tailwinds in need of technological disruption from a newcomer
- Real-time solutions drive improved traffic flow, safety, sustainability and economic development
- Disruptive technology can capture a large share of a large and growing industry

*Source: KPMG Markets Research Report, August 2021.

MARKET OPPORTUNITY

Industry ready for disruption

The intelligent infrastructure industry is at the epicenter of converging forces driving disruption in the market.


Aging Legacy Infrastructure
Rising Costs of Congestion
Transportation Agencies Moving to the Cloud
Increased Infrastructure Funding
Unmanageable Amounts of Data

Increasing volume of data and need for actionable solutions


6 GB / day
infrastructure data
+46x
276 GB / day
connected vehicle and third-party data
Industry Gap
Actionable solutions

Source: Estimates from client databases


REKOR ONE
INTELLIGENCE PLATFORM
5G
5G
MACHINE LEARNING
AI
CLOUD
EDGE PROCESSING
IOT

OUR SOLUTION

Rekor One™

An AI-powered, cloud-based operating system for intelligent infrastructure that uses machine learning to identify and predict incidents and enhance public safety with agency interoperability; all while using 5G and edge processing to capture real-time video and provide traffic analytics.

Advanced data collection

Rekor One gathers data from a variety of rich sources. By deploying proprietary soft infrastructure, digitizing existing infrastructure, and leveraging third-party data partners; Rekor acquires a complete picture of the road.

Aggregate Third-Party Data

- Connected Vehicles
- Construction Zones
- Weather Forecasts
- Probe Data
- Fleet Telematics
- Event Attendance

+

Expand and Enhance Infrastructure

- Proprietary Sensors
- CAD Systems
- DMS Signs
- CCTV
- Controllers
- ATMS

REKOR ONE™

Enhanced infrastructure: proprietary hardware and software



Rekor-built optical sensors capture and process data on-device for real-time insights. These same algorithms can also be installed on existing infrastructure. Deployments can leverage both existing systems and Rekor's proprietary systems.

REKOR ONE™

Trusted data partners

Rekor's vast and growing third-party data partner network allows it to aggregate data from additional sources with varied specialties to build a more complete data set. Below are some examples.

VOLVO
waze
aws
otonomo
motorola
here
GEOTAB management by measurement
wejo
INRIX
mojio
ticketmaster
GRANICUS
SIEMENS
tomorrow.io
ECONOLITE

Providing actionable solutions

Using cutting-edge data processing tools and algorithms, Rekor transforms multi-sourced, unstructured data into value-added insights and predictive solutions within its Rekor One platform.


Advanced Data Collection
Traffic Incidents
Dangerous Speeding
Disabled Vehicles
Weather Hazards
Construction Sites
High-traffic Events
Intelligent Data Processing
AI
ML
Actionable Solutions
Rekor One

REKOR ONE™
INTELLIGENCE PLATFORM

Traffic Management				Public Safety	
Roadway Incident Management	Live & Archival Traffic View	Real-time Traffic Analytics	Sustainability & Green Initiatives	ALPR for Law Enforcement	Contactless Compliance

Rekor One™ is a single intelligence platform serving multiple missions.

REKOR ONE™

Applications in action


REKOR
Live Map
Data Hub
REKOR
Live Map
Data Hub

Incident Management


2
3
170,566
3632
Process

Public Safety


Locations
Reports

Traffic Analytics

Significant revenue opportunity

Global Total Addressable Market Size (USD Billions)


$68.0 B
$79.9 B
$92.9 B
$108.3 B
$126.5 B
$148.1 B
2021
2022
2023
2024
2025
2026

Source: KPMG

Long Term Financial Targets

$740 Million

2026 Rekor Revenue

70% - 80%

2026 Rekor Gross Margin

Source: Management Estimates

REKOR®

INTELLIGENCE DRIVEN INNOVATION

A NASDAQ COMPANY: REKR

REKOR.AI